650 Page Mill Road Palo Alto, CA 94304-1050 PHONE 650.493.9300 FAX 650.493.6811 www.wsgr.com

CONFIDENTIAL TREATMENT REQUESTED BY YODLEE, INC.

May 20, 2014

CERTAIN PORTIONS OF THIS LETTER HAVE BEEN OMITTED FROM THE VERSION FILED VIA EDGAR. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. INFORMATION THAT HAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS LETTER WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[****].”

Via EDGAR and Email

U.S. Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, DC 20549

Attention:	Barbara C. Jacobs
Frank Knapp
Patrick Gilmore
Jan Woo

Re:	Yodlee, Inc.
Confidential Draft Registration Statement on Form S-1
Submitted March 21, 2014 and April 25, 2014
CIK No. 0001161315

Ladies and Gentlemen:

On behalf of our client, Yodlee, Inc. (“Yodlee” or the “Company”), we submit this letter in response to comments from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) contained in its letter dated May 9, 2014 (the “Comment Letter”), relating to the above referenced Confidential Draft Registration Statement on Form S-1 (the “Registration Statement”). We are concurrently filing via EDGAR this letter and a revised draft of the Registration Statement. For the Staff’s reference, we are providing the Staff with both a clean copy of the Registration Statement and a copy marked to show all changes from the version confidentially submitted on April 25, 2014.

Because of the commercially sensitive nature of information contained herein, this submission is accompanied by the Company’s request for confidential treatment for selected portions of this letter. The Company has filed a separate letter with the Office of Freedom of Information and Privacy Act Operations in connection with the confidential treatment request, pursuant to Rule 83 of the Commission’s Rules on Information and Requests, 17 C.F.R. § 200.83. For the Staff’s reference, we have enclosed a copy of the Company’s letter to the Office of Freedom of Information and Privacy Act Operations, as well as a copy of this correspondence, marked to show the portions redacted from the version filed via EDGAR and for which the Company is requesting confidential treatment.

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In this letter, we have recited the comments from the Staff in italicized, bold type and have followed each comment with the Company’s response. Except as otherwise specifically indicated, page references herein correspond to the page of the revised draft of the Registration Statement, as applicable.

General

1.	We will contact you separately regarding the artwork.

The Company acknowledges the Staff’s comment and will respond to the Staff’s comments to the artwork when provided.

Prospectus Summary, page 1

2.	We note your disclosure in response to prior comment 8 that your officers, directors and principal shareholders hold 87% of the outstanding common stock. Please also clarify in the prospectus summary and in the risk factors that a majority of the directors are affiliated with management or principal shareholders.

In response to the Staff’s comment, the Company has revised the disclosure on pages 10 and 44 of the Registration Statement.

Summary Consolidated Financial Data, page 15

3.	We note your response to prior comment 9 and your revised disclosure on pages 16 and 57 for the inclusion of placeholder disclosures for the number of shares to be issued and related proceeds that will be used to repay your credit facility, along with related interest expense amounts, that you will incorporate into your revised pro forma net loss per share calculation. Please revise your disclosure on page F-26 to clearly support the calculations of both the numerator and denominator used in computing pro forma net loss per share inclusive of the effects of the credit facility repayment and related interest expense.

In response to the Staff’s comment, the Company has revised the disclosure on pages F-28 and F-29 of the Registration Statement.

Risk Factors

Revenue derived from sales to Bank of America, N.A., page 19

4.	Please tell us what consideration you have given to identifying the customer that accounted for 11% of total revenue during the year ended December 31, 2013 and 10% for the three months ended March 31, 2014 pursuant to Item 101(c)(1)(vii) of Regulation S-K.

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The Company acknowledges the Staff’s comment and respectfully submits that the Company has considered the requirements of Item 101(c)(1)(vii) of Regulation S-K and has determined that it is not required to identify such customer because the Company does not believe that the loss of such customer would cause a material adverse effect on the Company and its subsidiaries taken as a whole. Historically, other than in 2013, this customer has not accounted for 10% or more of the Company’s total revenue and the Company does not expect such customer to account for 10% or more of its total revenue in future periods. The revenue attributable to such customer during the year ended December 31, 2013 and for the three months ended March 31, 2013 accounted for 11% and 10%, respectively, of the Company’s total revenue for such periods because of a one-time increase in professional services revenue during such periods relating to the deployment of the Company’s solutions for such customer. For these reasons, the Company does not believe that the loss of such customer would have a material adverse effect on the Company and its subsidiaries taken as a whole or that identification of such customer by name is required by Item 101(c)(1)(vii) of Regulation S-K.

If we are unable to maintain our payment network with third-party service providers..., page 30

5.	We note your response to prior comment 12 that the agreements with your single Originating Deposit Financial Institution (ODFI) and your bill payment processors do not need to be discussed or filed because they represent an immaterial portion of the company's total revenue. Please provide a more detailed analysis regarding why you believe these agreements are not material. As part of your response, tell us the amount of revenues generated from your payment processing business and address the business difficulties referenced on page 30 that you will experience.

The Company acknowledges the Staff’s comment and respectfully submits that the amount of the Company’s revenue generated from its payment processing business in the year ended December 31, 2013 was 2.4% of its total revenue for such period.

As discussed in the disclosures that appear on page 30 of the Registration Statement, under certain circumstances the Company may experience business difficulties in connection with its payment processing business. More specifically, if the Company’s ODFI and/or one of its bill payment processors choose to terminate or not renew its agreement with the Company, the Company will be required to seek out a replacement ODFI and/or bill payment processor. If the Company is unable to find and enter into an agreement with a replacement ODFI and/or bill payment processor before the term of the existing agreement ends, the Company will be unable to process payments for its customers until it has entered into a new agreement with another third party that can provide the required services. This process could take several days or several weeks, depending on the availability of other service providers and the terms offered by such service providers. Similarly, if the Company’s ODFI and/or one or more of its bill payment processors experiences business difficulties in connection with other services it provides to third parties, reduces the services it provides to the Company or discontinues its operations altogether, the Company may be unable to provide timely payment processing services to its customers. This could lead to a loss of trust from the Company’s payment processing customers and cause such customers to take

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their business to one or more of the Company’s competitors. Finally, the payment processing industry is governed by numerous rules and regulations that continue to be revised and reinterpreted as the payment processing industry evolves due to the introduction of new technologies and services providers within the industry. If these rules and regulations are revised and/or reinterpreted in the future in ways that are overly onerous to the Company, it may determine that it is unable to continue its payment processing business. This would lead to a loss of the revenue the Company currently receives from this business.

Although the occurrence of one or more of the situations described above would create business difficulties for the Company, because the revenue generated from the Company’s payment processing business represents an immaterial percentage of its total revenue, the Company does not believe that such difficulties would have a long-term, material effect on its overall business. For these reasons, the Company has disclosed the risks related to its payment processing business in the Registration Statement, but has not filed its agreements with its ODFI and/or bill payment processors as material agreements under Item 601(b)(10)(ii)(B) of Regulation S-K.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Provision for (Benefit From) Income Taxes, page 66

6.	We note your response to prior comment 17 and your revised disclosure on pages 66, 70 and 74 related to the foreign tax effects on your effective tax rate. As previously requested, please revise to provide an explanation of the impact on your effective income tax rates and obligations of having earnings in countries with different statutory tax rates as this appears to be having a more significant impact for each period presented. Also, please tell us your consideration for including a more detailed explanation of the relationship between foreign and domestic effective tax rates, and the extent to which certain countries (e.g. India) have had a more significant impact on your effective tax rate as compared to other countries.

The Company respectfully advises the Staff that the Company’s domestic operations have not been profitable, and a full valuation allowance has been recorded on the Company’s domestic deferred tax assets. As a result, there is no appreciable amount of domestic income tax provision in any of the periods. The Company’s tax provision primarily relates to income generated in foreign jurisdictions, principally India, and, to a much lesser extent, the United Kingdom. As such, the Company disclosed the composition of and changes in the tax provision on pages 66 and 71 and 74 of the Registration Statement, respectively, as it believes this information is more informative to investors than a discussion of the effective tax rate.

Consolidated Results of Operations, page 67

7.

We note your response to prior comment 16 that you believe revenues attributable to financial institution customers and Yodlee Interactive customers are not required to be disclosed and that you do not believe this information is meaningful to an investor's understanding of the

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company's overall business and results of operations. Given that you prominently discuss your "two main customer groups" throughout the prospectus and that a substantial portion of your revenue has been derived from a limited number of large financial institution customers, it appears that this additional context regarding the source of your revenues would be helpful to investors to understand the business. Please provide a more detailed analysis as to why you believe that this information would not be material to investors.

The Company respectfully advises the Staff that it believes that information regarding revenues attributable to financial institution, or FI, customers and Yodlee Interactive, or YI, customers would not be material to investors for the following reasons:

•	The underlying application products and cost infrastructure are one common platform across all of the Company’s customers. From this common platform, customers utilize a similar set of solutions that can be developed and accessed on the Company’s open application delivery-based platform.

•	As described in the Registration Statement, the Company’s platform provides both its FI and YI customers access to a similar range of FinApps, end user-permissioned data, account verification services, money movement solutions and risk assessment tools. All of the Company’s customers are also supported by the same customer care and professional services groups and utilize the same data centers for their solutions. Because FI and YI customers are using the same platform and application products and are supported by the same Company resources, their underlying cost infrastructure is the same. As a result, the Company considers its customer base as a whole when analyzing and reporting its results of operations and does not believe that differentiation between the two customer groups is necessary for purposes of understanding its financial results.

•	The Company does not consider its revenues attributable to each customer group to be a key metric used by management to evaluate its results of operations or to understand the Company’s overall business.

•	When conducting its internal analysis of and oversight over the Company’s business, the Company’s management primarily relies on the key metrics presented and discussed beginning on page 61 of the Registration Statement. The Company believes that these metrics provide a more meaningful view of the Company’s overall business than other possible metrics, including the revenue attributable to its two customer groups. The Company’s management believes that the Company’s overall revenue growth, adjusted EBITDA, number of paid users (from both FI and YI customers), average revenue per paid user and subscription and support revenue net retention rate provide investors with the information that is helpful to an investor’s understanding of the strength and potential future performance of the Company’s business.

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•	The Company identifies its customers as FI or YI customers internally for organizational purposes, and believes that the information about these two customer groups that is important to investors is already included in the description of the Company’s customer groups in the Registration Statement.

•	Historically, the Company did not identify its customers as FI or YI customers. However, as the Company’s customer base grew and diversified, it became necessary from an organizational standpoint to internally divide the responsibility for the customers into two groups, similar to the way in which many companies divide their customers on a geographic location basis. The primary differences between FI and YI customers are their size and the regulations that apply to such customers. In general, FI customers are larger than YI customers and subject to regulations that do not apply to YI customers. The Company has found that dividing the internal responsibility for its customers into these two customer groups enables it to more efficiently manage its customer relationships. The Company believes that a description of the FI and YI customer groups in the Registration Statement provides insight into the Company’s internal organization of its customers and is helpful to an investor’s understanding of the Company’s diverse customer base and its business. The Company also believes that the description of its customer groups enables an investor to understand how the Company’s solutions are useful to its entire customer base, which is comprised of companies from a variety of industries operating in a number of sub-vertical markets. However, the Company does not believe that disclosure of the revenue attributable to each of the customer groups is helpful to an investor’s understanding of the Company’s business or its customer base.

Liquidity and Capital Resources, page 76

8.	We note your response to prior comment 19 relating to your disclosures of domestically held cash and cash equivalents, as compared to accumulated unremitted foreign earnings. Please revise to include this additional information in your disclosure to better inform investors of the current and prospective nature of domestic and foreign holdings of cash and cash equivalents.

In response to the Staff’s comment, the Company has revised the disclosure on page 76 of the Registration Statement.

Operating Activities, page 77

9.	We note your disclosure that cash provided by operating activities during 2013 included a $2.2 million decrease in accounts receivable attributable to improved cash collections from your customers as compared to 2012. However, your consolidated statement of cash flows on page F-7 indicates accounts receivable increased by $2.2 million during 2013. Please revise your disclosure accordingly.

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In response to the Staff’s comment, the Company has revised the disclosure on page 78 of the Registration Statement.

Business, page 92

10.	We note your response to prior comment 21 that you believe backlog is not a reliant indicator of future revenues and that disclosure of backlog "could adversely affect the Company's relationship and future negotiations with current and prospective customers." Please provide further analysis as to why you believe that this disclosure could cause harm to the company's operations and why you believe that backlog would not be material given that your disclosure indicates that your customer agreements typically provide for an initial three-year term that are generally non-cancellable. Additionally, please provide us supplementally the total contract value amounts for your subscription arrangements as of the end of each fiscal year presented.

The Company acknowledges the Staff’s comment and respectfully submits that the Company does not believe that backlog would be helpful to investors for the following reasons:

•	Although contractual minimum payments, which comprise the majority of the Company’s backlog, have historically been more important to the Company, they have become less relevant to the Company on the whole as its customer base has matured. The Company expects that as its customer base continues to mature and customer deployments scale usage, renewals over time will increasingly have fewer minimum fees because such fees are intended to protect the Company from new customers and initial deployment commitments. As a result, over time the Company expects overall minimum fees to decrease as they continue to become a less important negotiating point for the Company, which will likely also cause the Company’s backlog amount to decrease when the underlying business trends are positive. Accordingly, this decrease in backlog could be inversely related to the Company’s revenue growth and other key metrics. [****] For this reason, the Company does not believe that backlog is a useful metric as it could show a trend that is unrelated to the important trends in the Company’s underlying business. In addition, the Company believes that if a backlog metric is disclosed it could result in the adverse effect of artificially inflating the importance of contractual minimums in the Company’s negotiations with its existing customers, and negatively impact the overall economic tradeoffs and contractual arrangements with such customers.

•

In addition to the potential decrease in backlog and inverse relationship with the Company’s key metrics described above, the Company also expects that the amount of backlog will fluctuate from year to year for several reasons, including the timing of contract renewals, the remaining duration of existing contracts, the portion of total subscription and support revenue represented by contractual minimum payments, the average non-cancellable term of the Company’s subscription agreements and the contractual terms relating to the timing of invoicing. In particular, the Company believes that its low-volume, high-value sales model causes greater fluctuation in its backlog than other similar SaaS companies that are based on a high-volume, low-value sales model due to the significant influence that the Company’s largest contracts have on its aggregate

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backlog based on the remaining duration of such contracts. The Company does not believe that these fluctuations in backlog will be a reliable indicator of the likelihood of renewal or expected future revenues, particularly in situations where backlog temporarily increases due to large renewals or new contracts with large customers, and they will not reflect the important trends in the Company’s underlying business. In addition, because revenue for any period is a function of revenue recognized from deferred revenue under contracts in existence at the beginning of the period, and contract renewals and new customer contracts during the period, backlog at the beginning of any period is not necessarily indicative of future performance.

For the foregoing reasons, the Company does not utilize backlog as a key management metric internally and does not believe that backlog is a reliable indicator of its future revenues or relevant information for an investor.

Operations, page 103

11.	We note your response to prior comment 23 regarding your data centers. Tell us what consideration you have given to providing additional information about your data centers in the prospectus including the number of current data centers.

In response to the Staff's comment, the Company has revised its disclosure on page 110 of the Registration Statement.

Notes to Consolidated Financial Statements

Note 2. Summary of Significant Accounting Policies Revenue Recognition

Professional Services and Other Revenue, page F-10

12.	We note your response to prior comment 26 that for revenue recognition under the proportional performance method for your fixed-fee professional services arrangements, you use labor hours as an input measure of cumulative performance delivered to date. Please revise your revenue recognition policy disclosure to include this additional information and if true, that the use of an input measure would not be materially different than the use of an output measure.

In response to the Staff’s comment, the Company has revised its disclosure on page F-10 of the Registration Statement.

13.	We note your response to prior comment 27 that your initial set-up fees do not have standalone value. Please tell us whether you are recognizing these set-up fees over the estimated customer life and your consideration for the guidance in footnote 39 of SAB Topic 13A.3.f.

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The Company acknowledges the Staff’s comment and respectfully advises the Staff that set-up activities such as establishment of customer accounts and the initial provisioning of storage on the Company’s servers are minimal in terms of the effort required (labor hours) and as a result, limited value is perceived by the Company’s customers. As a result, associated set-up fees, if any, are immaterial. For example, during fiscal 2013, total set-up fees charged were $0.1 million. While the Company is aware of the guidance in footnote 39 of SAB Topic 13A.3.f, given the immateriality of any set-up fees, the Company amortizes those fees over the contractual term for convenience purposes.

Goodwill, page F-12

14.	We note your response to prior comment 28 and your disclosure here and on page 82 that you elected to bypass the qualitative assessment and directly perform the two-step quantitative test for goodwill impairment. We also note that you allocate goodwill to the company in total as a single reporting unit, and that you concluded under step one of the quantitative test that goodwill for the years ended December 31, 2011, 2012, and 2013 was not impaired at the reporting unit level since the estimated fair value of your common stock was significantly higher than the carrying amount of the reporting unit during these years. Given that you have been in a stockholder deficit position during this timeframe, please explain to us how you applied the provisions of ASC 350-20-35-8A in concluding that goodwill was not impaired during any of these years.

The Company respectfully advises the staff that the carrying value of the reporting unit determined as stockholders equity plus mezzanine equity (convertible preferred stock that will be converted into the Company’s common stock upon the initial public offering) was positive as of October 31, 2012 and 2013, the respective annual impairment assessment dates. As a result, the Company believes that the provisions of ASC 350-20-35-8A are not applicable. Nevertheless, an assessment of the relevant qualitative factors and circumstances also indicate that at the annual impairment assessment dates, it was not more likely than not that a goodwill impairment exists.

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Please direct any questions regarding the Company’s responses or the revised draft of the Registration Statement to me at (650) 320-4655 or cfennell@wsgr.com.

Sincerely,

WILSON SONSINI GOODRICH & ROSATI
Professional Corporation

/s/ Chris F. Fennell

Chris F. Fennell

cc:	Anil Arora, Yodlee, Inc.
John L. Savva, Sullivan & Cromwell LLP
Dane Wall, Ernst & Young LLP